EXHIBIT 99.1

American Resources Corporation Adjusts the Record Date for Special Dividend of its Holdings in American Carbon Corporation

May 13, 2024 | Source: American Resources Corporation / American Carbon Corporation

FISHERS, INDIANA / ACCESSWIRE / May 13, 2024 / American Resources Corporation (NASDAQ:AREC) (“American Resources” or the “Company”), a next generation and socially responsible supplier of rare earth and critical elements, carbon and advanced carbon materials to the new infrastructure and electrification marketplace, announced today that, due to regulatory and statutory requirements with the NASDAQ Capital Markets, the Record Date for the previously announced special dividend of American Carbon Corporation has been adjusted to now occur on May 27, 2024.  Similarly, the distribution date for the special dividend is adjusted to now occur on June 11, 2024.

Mark Jensen, CEO and Chairman of American Resources Corporation commented, “We are moving expeditiously to complete the distribution of American Carbon Corporation. As a result of the change in our registered public accounting firm, it is prudent to adjust the record date and distribution date. The team is also working aggressively to select a record date and distribution date for our ReElement Technologies Corporation division, which we hope to provide such dates in the coming days or weeks.”

Please refer to American Resources Corporation press release dated April 4, 2024 for additional information on the special dividend. The planned special dividend shall be subject to compliance with applicable rules and regulations.

About American Resources Corporation

American Resources Corporation (NASDAQ: AREC) is a next-generation, environmentally and socially responsible supplier of high-quality raw materials to the new infrastructure market. The Company is focused on the extraction and processing of metallurgical carbon, an essential ingredient used in steelmaking, critical and rare earth minerals for the electrification market, and reprocessed metal to be recycled. American Resources has a growing portfolio of operations located in the Central Appalachian basin of eastern Kentucky and southern West Virginia where premium quality metallurgical carbon and rare earth mineral deposits are concentrated.

American Resources has established a nimble, low-cost business model centered on growth, which provides a significant opportunity to scale its portfolio of assets to meet the growing global infrastructure and electrification markets while also continuing to acquire operations and significantly reduce their legacy industry risks. Its streamlined and efficient operations are able to maximize margins while reducing costs. For more information visit americanresourcescorp.com or connect with the Company on Facebook, Twitter, and LinkedIn.

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Special Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements involve known and unknown risks, uncertainties, and other important factors that could cause the Company’s actual results, performance, or achievements or industry results to differ materially from any future results, performance, or achievements expressed or implied by these forward-looking statements.  These statements are subject to a number of risks and uncertainties, many of which are beyond American Resources Corporation’s control.  The words “believes”, “may”, “will”, “should”, “would”, “could”, “continue”, “seeks”, “anticipates”, “plans”, “expects”, “intends”, “estimates”, or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.  Any forward-looking statements included in this press release are made only as of the date of this release. The Company does not undertake any obligation to update or supplement any forward-looking statements to reflect subsequent events or circumstances. The Company cannot assure you that the projected results or events will be achieved.

Investor Contact:

JTC Team, LLC

Jenene Thomas

833-475-8247

arec@jtcir.com

RedChip Companies Inc.

Robert Foley

1-800-RED-CHIP (733-2447)

Info@redchip.com

Company Contact:

Mark LaVerghetta

Vice President of Corporate Finance and Communications

317-855-9926 ext. 0

investor@americanresourcescorp.com

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